Exhibit 99.1

Citizens Financial Group, Inc.

Financial Supplement

Second Quarter 2015

CONSOLIDATED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q15 Change						2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						$	%	$	%			$	%
SELECTED OPERATING DATA
Total revenue	$1,200	$1,183	$1,179	$1,161	$1,473	$17	1%	($273)	(19%)	$2,383	$2,639	($256)	(10%)
Noninterest expense	841	810	824	810	948	31	4	(107)	(11)	1,651	1,758	(107)	(6)

Profit before provision for credit losses	359	373	355	351	525	(14)	(4)	(166)	(32)	732	881	(149)	(17)
Provision for credit losses	77	58	72	77	49	19	33	28	57	135	170	(35)	(21)
NET INCOME	190	209	197	189	313	(19)	(9)	(123)	(39)	399	479	(80)	(17)
Net income, excluding restructuring charges and special items[1]	215	215	217	202	205	—	—	10	5	430	371	59	16
PER COMMON SHARE DATA
Basic earnings	$0.35	$0.38	$0.36	$0.34	$0.56	($0.03)	(8%)	($0.21)	(38%)	$0.74	$0.86	($0.12)	(14%)
Diluted earnings	0.35	0.38	0.36	0.34	0.56	(0.03)	(8)	(0.21)	(38)	0.73	0.86	(0.13)	(15)
Basic earnings, excluding restructuring charges and special items[1]	0.40	0.39	0.40	0.36	0.37	0.01	3	0.03	8	0.79	0.66	0.13	20
Diluted earnings, excluding restructuring charges and special items[1]	0.40	0.39	0.39	0.36	0.37	0.01	3	0.03	8	0.79	0.66	0.13	20
Cash dividends declared and paid per share	0.10	0.10	0.10	0.68	0.61	—	—	(0.51)	(84)	0.20	0.66	(0.46)	(70)
Book value	36.00	35.73	35.30	34.61	35.00	0.27	1	1.00	3	36.00	35.00	1.00	3
Tangible book value[1]	24.03	23.96	23.46	23.04	23.39	0.07	—	0.64	3	24.03	23.39	0.64	3
COMMON SHARES OUTSTANDING
Average: Basic	537,729,248	546,291,363	546,810,009	559,998,324	559,998,324	(8,562,115)	(2%)	(22,269,076)	(4%)	541,986,653	559,998,324	(18,011,671)	(3%)
Diluted	539,909,366	549,798,717	550,676,298	560,243,747	559,998,324	(9,889,351)	(2)	(20,088,958)	(4)	544,804,268	559,998,324	(15,194,056)	(3)
Common shares at period-end	537,149,717	547,490,812	545,884,519	559,998,324	559,998,324	(10,341,095)	(2)	(22,848,607)	(4)	537,149,717	559,998,324	(22,848,607)	(4)
Closing share price	$27.31	$24.13	$24.86	$23.42	$—	$3.18	13	NM	—	$27.31	$—	NM	—
Market capitalization	14,670	13,211	13,571	13,115	—	1,459	11	NM	—	14,670	—	NM	—
SEGMENT NET INCOME
Consumer Banking	$66	$61	$52	$54	$44	$5	8%	$22	50%	$127	$76	$51	67%
Commercial Banking	135	147	140	139	141	(12)	(8)	(6)	(4)	282	282	—	—
Other	(11)	1	5	(4)	128	(12)	NM	(139)	(109)	(10)	121	(131)	(108)

NET INCOME	$190	$209	$197	$189	$313	($19)	(9%)	($123)	(39%)	$399	$479	($80)	(17%)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q15 Change								2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15			2Q14			2015	2014	2014
						$		%	$		%			$		%
FINANCIAL RATIOS
Net interest margin	2.72%	2.77%	2.80%	2.77%	2.87%	(5	) bps	—	(15	) bps	—	2.74%	2.88%	(14	) bps	—
Return on average common equity	3.94	4.36	4.06	3.87	6.41	(42	) bps	—	(247	) bps	—	4.15	4.96	(81	) bps	—
Return on average common equity, excluding restructuring charges and special items[1]	4.45	4.49	4.48	4.14	4.19	(4	) bps	—	26	bps	—	4.47	3.84	63	bps	—
Return on average tangible common equity[1]	5.90	6.53	6.12	5.81	9.59	(63	) bps	—	(369	) bps	—	6.21	7.45	(124	) bps	—
Return on average tangible common equity, excluding restructuring charges and special items[1]	6.67	6.73	6.76	6.22	6.28	(6	) bps	—	39	bps	—	6.70	5.77	93	bps	—
Return on average total assets	0.56	0.63	0.60	0.58	0.99	(7	) bps	—	(43	) bps	—	0.60	0.77	(17	) bps	—
Return on average total assets, excluding restructuring charges and special items[1]	0.64	0.65	0.66	0.62	0.65	(1	) bps	—	(1	) bps	—	0.65	0.60	5	bps	—
Return on average total tangible assets[1]	0.59	0.67	0.63	0.61	1.04	(8	) bps	—	(45	) bps	—	0.63	0.81	(18	) bps	—
Return on average total tangible assets, excluding restructuring charges and special items[1]	0.67	0.69	0.69	0.66	0.68	(2	) bps	—	(1	) bps	—	0.68	0.63	5	bps	—
Effective income tax rate	32.69	33.68	30.56	30.81	34.27	(99	) bps	—	(158	) bps	—	33.21	32.67	54	bps	—
Efficiency ratio[1]	70.02	68.49	69.88	69.84	64.33	153	bps	—	569	bps	—	69.27	66.58	269	bps	—
Efficiency ratio, excluding restructuring charges and special items[1]	66.70	67.65	67.11	68.02	70.23	(95	) bps	—	(353	) bps	—	67.17	69.83	(266	) bps	—
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio[3]	11.8%	12.2%	12.4%	12.9%	13.3%
Tier 1 capital ratio	12.1	12.2	12.4	12.9	13.3
Total capital ratio	15.3	15.5	15.8	16.1	16.2
Tier 1 leverage ratio	10.4	10.5	10.6	10.9	11.1
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$137,251	$136,535	$132,857	$131,341	$130,279	$716		1%	$6,972		5%	$137,251	$130,279	$6,972		5%
Loans and leases:
Commercial	45,068	43,982	43,226	41,470	40,974	1,086		2	4,094		10	45,068	40,974	4,094		10
Retail	51,470	50,512	50,184	49,279	47,855	958		2	3,615		8	51,470	47,855	3,615		8

Total loans and leases	96,538	94,494	93,410	90,749	88,829	2,044		2	7,709		9	96,538	88,829	7,709		9
Deposits	$100,615	$98,990	$95,707	$93,463	$91,656	$1,625		2	$8,959		10	$100,615	$91,656	$8,959		10
Long-term borrowed funds	3,890	3,904	4,642	2,062	1,732	(14)		—	2,158		125	3,890	1,732	2,158		125
Total stockholders’ equity	19,586	19,564	19,268	19,383	19,597	22		—	(11)		—	19,586	19,597	(11)		—
Loans-to-deposits ratio (period-end balances)[4]	96.64%	95.84%	97.89%	97.32%	97.20%	80	bps	—	(56	) bps	—	96.64%	97.20%	(56	) bps	—
Loans-to-deposits ratio (average balances)[4]	97.49	98.58	97.34	98.01	96.77	(109	) bps	—	72	bps	—	98.02	96.21	181	bps	—
Full-time equivalent employees	17,903	17,792	17,677	17,852	18,049	111		1	(146)		(1)	17,903	18,049	(146)		(1)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.
[2]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components as of June 30, 2015 and March 31, 2015 are prepared using the Basel III standardized transitional approach. The capital ratios and associated components for periods December 31, 2014 and prior are prepared under the Basel I general capital rule.
[3]	Common equity tier 1 (“CET1”) capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
[4]	Ratios include both loans and leases held for sale and deposits held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q15 Change						2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$790	$779	$777	$754	$751	$11	1%	$39	5%	$1,569	$1,481	$88	6%
Interest and fees on loans held for sale	2	1	1	2	1	1	100	1	100	3	2	1	50
Interest and fees on other loans held for sale	4	2	1	—	10	2	100	(6)	(60)	6	22	(16)	(73)
Investment securities	155	159	161	155	154	(4)	(3)	1	1	314	303	11	4
Interest-bearing deposits in banks	1	1	1	2	1	—	—	—	—	2	2	—	—

Total interest income	952	942	941	913	917	10	1	35	4	1,894	1,810	84	5

INTEREST EXPENSE:
Deposits	60	52	48	41	34	8	15	26	76	112	67	45	67
Deposits held for sale	—	—	—	—	2	—	—	(2)	(100)	—	4	(4)	(100)
Federal funds purchased and securities sold under agreements to repurchase	2	7	7	9	1	(5)	(71)	1	100	9	16	(7)	(44)
Other short-term borrowed funds	19	15	19	21	30	4	27	(11)	(37)	34	49	(15)	(31)
Long-term borrowed funds	31	32	27	22	17	(1)	(3)	14	82	63	33	30	91

Total interest expense	112	106	101	93	84	6	6	28	33	218	169	49	29

Net interest income	840	836	840	820	833	4	—	7	1	1,676	1,641	35	2

NONINTEREST INCOME:
Service charges and fees	139	135	144	144	147	4	3	(8)	(5)	274	286	(12)	(4)
Card fees	60	52	58	58	61	8	15	(1)	(2)	112	117	(5)	(4)
Trust and investment services fees	41	36	38	39	42	5	14	(1)	(2)	77	81	(4)	(5)
Mortgage banking fees	30	33	16	21	14	(3)	(9)	16	114	63	34	29	85
Capital markets fees	30	22	25	22	26	8	36	4	15	52	44	8	18
Foreign exchange and trade finance fees	22	23	25	26	22	(1)	(4)	—	—	45	44	1	2
Bank-owned life insurance income	14	12	13	13	12	2	17	2	17	26	23	3	13
Securities gains, net	9	8	1	2	—	1	13	9	—	17	25	(8)	(32)
Other income	15	26	19	16	316	(11)	(42)	(301)	(95)	41	344	(303)	(88)

Total noninterest income	360	347	339	341	640	13	4	(280)	(44)	707	998	(291)	(29)

TOTAL REVENUE	1,200	1,183	1,179	1,161	1,473	17	1	(273)	(19)	2,383	2,639	(256)	(10)
Provision for credit losses	77	58	72	77	49	19	33	28	57	135	170	(35)	(21)
NONINTEREST EXPENSE:
Salaries and employee benefits	411	419	397	409	467	(8)	(2)	(56)	(12)	830	872	(42)	(5)
Outside services	99	79	106	106	125	20	25	(26)	(21)	178	208	(30)	(14)
Occupancy	90	80	81	77	87	10	13	3	3	170	168	2	1
Equipment expense	65	63	63	58	65	2	3	—	—	128	129	(1)	(1)
Amortization of software	37	36	43	38	33	1	3	4	12	73	64	9	14
Other operating expense	139	133	134	122	171	6	5	(32)	(19)	272	317	(45)	(14)

Total noninterest expense	841	810	824	810	948	31	4	(107)	(11)	1,651	1,758	(107)	(6)

Income before income tax expense	282	315	283	274	476	(33)	(10)	(194)	(41)	597	711	(114)	(16)
Income tax expense	92	106	86	85	163	(14)	(13)	(71)	(44)	198	232	(34)	(15)

NET INCOME	$190	$209	$197	$189	$313	($19)	(9%)	($123)	(39%)	$399	$479	($80)	(17%)

Net income, excluding restructuring charges and special items[1]	$215	$215	$217	$202	$205	$—	—%	$10	5%	$430	$371	$59	16%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CONSOLIDATED BALANCE SHEETS (unaudited)

(dollars in millions)

PERIOD END BALANCES

	AS OF					JUNE 30, 2015 CHANGE
	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2015		June 30, 2014
						$	%	$	%
ASSETS:
Cash and due from banks	$961	$954	$1,171	$993	$1,038	$7	1%	($77)	(7%)
Interest-bearing cash and due from banks	1,908	4,050	2,105	1,896	4,318	(2,142)	(53)	(2,410)	(56)
Interest-bearing deposits in banks	186	615	370	292	309	(429)	(70)	(123)	(40)
Securities available for sale, at fair value	18,662	19,041	18,656	18,666	18,493	(379)	(2)	169	1
Securities held to maturity	5,567	5,178	5,148	5,289	5,382	389	8	185	3
Other investment securities	866	867	872	893	948	(1)	—	(82)	(9)
Loans held for sale, at fair value	397	322	256	205	173	75	23	224	129
Other loans held for sale	300	54	25	3	89	246	456	211	237
Loans and leases	96,538	94,494	93,410	90,749	88,829	2,044	2	7,709	9
Less: Allowance for loan and lease losses	(1,201)	(1,202)	(1,195)	(1,201)	(1,210)	1	—	9	1

Net loans and leases	95,337	93,292	92,215	89,548	87,619	2,045	2	7,718	9
Derivative assets	665	742	629	547	635	(77)	(10)	30	5
Premises and equipment	580	584	595	541	560	(4)	(1)	20	4
Bank-owned life insurance	1,543	1,535	1,527	1,370	1,361	8	1	182	13
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	939	—	—	2,067	—	939	—	939	—
Other assets	2,464	2,425	2,412	2,155	2,478	39	2	(14)	(1)

TOTAL ASSETS	$137,251	$136,535	$132,857	$131,341	$130,279	$716	1%	$6,972	5%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$26,678	$26,670	$26,086	$25,877	$26,670	$8	—%	$8	—%
Interest-bearing	73,937	72,320	69,621	67,586	64,986	1,617	2	8,951	14

Total deposits	100,615	98,990	95,707	93,463	91,656	1,625	2	8,959	10
Federal funds purchased and securities sold under agreements to repurchase	3,784	4,421	4,276	5,184	6,807	(637)	(14)	(3,023)	(44)
Other short-term borrowed funds	6,762	7,004	6,253	6,715	7,702	(242)	(3)	(940)	(12)
Derivative liabilities	556	616	612	638	747	(60)	(10)	(191)	(26)
Deferred taxes, net	558	586	493	354	403	(28)	(5)	155	38
Long-term borrowed funds	3,890	3,904	4,642	2,062	1,732	(14)	—	2,158	125
Due to broker	—	61	—	2,087	—	(61)	(100)	—	—
Other liabilities	1,500	1,389	1,606	1,455	1,635	111	8	(135)	(8)

TOTAL LIABILITIES	117,665	116,971	113,589	111,958	110,682	694	1	6,983	6
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	—	—	—	—	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,714	18,707	18,676	18,660	18,603	7	—	111	1
Retained earnings	1,585	1,448	1,294	1,152	1,346	137	9	239	18
Treasury stock, at cost	(607)	(357)	(336)	—	—	(250)	(70)	(607)	—
Accumulated other comprehensive loss	(359)	(240)	(372)	(435)	(358)	(119)	(50)	(1)	—

TOTAL STOCKHOLDERS’ EQUITY	19,586	19,564	19,268	19,383	19,597	22	—	(11)	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$137,251	$136,535	$132,857	$131,341	$130,279	$716	1%	$6,972	5%

Memo: Total tangible common equity[1]	$12,909	$13,117	$12,806	$12,900	$13,098	($208)	(2%)	($189)	(1%)

[1]	This is a non-GAAP financial measure. For further information on this measure, refer to page 30.

LOANS AND DEPOSITS

(dollars in millions)

PERIOD END BALANCES

	AS OF					JUNE 30, 2015 CHANGE
	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2015		June 30, 2014
						$	%	$	%
LOANS AND LEASES:
Commercial	$33,027	$32,249	$31,431	$30,356	$30,076	$778	2%	$2,951	10%
Commercial real estate	8,157	7,863	7,809	7,239	7,158	294	4	999	14
Leases	3,884	3,870	3,986	3,875	3,740	14	—	144	4

Total commercial	45,068	43,982	43,226	41,470	40,974	1,086	2	4,094	10

Residential mortgages	12,253	11,808	11,832	11,265	10,640	445	4	1,613	15
Home equity loans	3,022	3,212	3,424	3,635	3,858	(190)	(6)	(836)	(22)
Home equity lines of credit	14,917	15,127	15,423	15,558	15,618	(210)	(1)	(701)	(4)
Home equity loans serviced by others[1]	1,126	1,192	1,228	1,290	1,358	(66)	(6)	(232)	(17)
Home equity lines of credit serviced by others[1]	494	544	550	580	614	(50)	(9)	(120)	(20)
Automobile	13,727	13,179	12,706	12,080	10,974	548	4	2,753	25
Student	3,355	2,852	2,256	2,069	1,941	503	18	1,414	73
Credit card	1,613	1,588	1,693	1,676	1,646	25	2	(33)	(2)
Other retail	963	1,010	1,072	1,126	1,206	(47)	(5)	(243)	(20)

Total retail	51,470	50,512	50,184	49,279	47,855	958	2	3,615	8

Total loans and leases	$96,538	$94,494	$93,410	$90,749	$88,829	$2,044	2%	$7,709	9%

Loans held for sale, at fair value	$397	$322	$256	$205	$173	$75	23%	$224	129%
Other loans held for sale	300	54	25	3	89	246	456	211	237
DEPOSITS:
Demand	$26,678	$26,670	$26,086	$25,877	$26,670	$8	—%	$8	—%
Checking with interest	17,114	16,738	16,394	15,449	15,171	376	2	1,943	13
Regular savings	8,080	8,398	7,824	7,655	7,829	(318)	(4)	251	3
Money market accounts	35,735	34,543	33,345	32,870	31,687	1,192	3	4,048	13
Term deposits	13,008	12,641	12,058	11,612	10,299	367	3	2,709	26

Total deposits	$100,615	$98,990	$95,707	$93,463	$91,656	$1,625	2	$8,959	10

[1]	Our Serviced by Others (“SBO”) portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(dollars in millions)

AVERAGE BALANCES

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q15 Change						2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$2,054	$2,092	$1,784	$2,685	$2,211	($38)	(2%)	($157)	(7%)	$2,073	$1,991	$82	4%

Taxable investment securities	25,081	24,955	24,658	24,648	24,579	126	1	502	2	25,019	23,980	1,039	4
Non-taxable investment securities	10	10	10	10	11	—	—	(1)	(9)	10	11	(1)	(9)

Total investment securities	25,091	24,965	24,668	24,658	24,590	126	1	501	2	25,029	23,991	1,038	4

Investment securities and interest-bearing deposits	27,145	27,057	26,452	27,343	26,801	88	—	344	1	27,102	25,982	1,120	4

Commercial	32,855	31,911	30,962	30,186	29,674	944	3	3,181	11	32,386	29,402	2,984	10
Commercial real estate	7,947	7,700	7,427	7,216	7,082	247	3	865	12	7,824	6,991	833	12
Leases	3,894	3,895	3,874	3,789	3,716	(1)	—	178	5	3,895	3,720	175	5

Total commercial	44,696	43,506	42,263	41,191	40,472	1,190	3	4,224	10	44,105	40,113	3,992	10

Residential mortgages	11,980	11,855	11,647	11,001	10,355	125	1	1,625	16	11,918	10,125	1,793	18
Home equity loans	3,138	3,332	3,527	3,743	4,015	(194)	(6)	(877)	(22)	3,234	4,123	(889)	(22)
Home equity lines of credit	15,084	15,310	15,490	15,572	15,563	(226)	(1)	(479)	(3)	15,196	15,573	(377)	(2)
Home equity loans serviced by others[1]	1,134	1,193	1,252	1,317	1,388	(59)	(5)	(254)	(18)	1,164	1,420	(256)	(18)
Home equity lines of credit serviced by others[1]	469	522	561	591	627	(53)	(10)	(158)	(25)	495	643	(148)	(23)
Automobile	13,484	12,933	12,403	11,438	10,528	551	4	2,956	28	13,210	10,087	3,123	31
Student	3,029	2,623	2,142	1,983	2,209	406	15	820	37	2,827	2,235	592	26
Credit cards	1,606	1,637	1,663	1,661	1,647	(31)	(2)	(41)	(2)	1,621	1,639	(18)	(1)
Other retail	986	1,041	1,097	1,153	1,215	(55)	(5)	(229)	(19)	1,013	1,247	(234)	(19)

Total retail	50,910	50,446	49,782	48,459	47,547	464	1	3,363	7	50,678	47,092	3,586	8

Total loans and leases	95,606	93,952	92,045	89,650	88,019	1,654	2	7,587	9	94,783	87,205	7,578	9
Loans held for sale, at fair value	308	242	213	176	138	66	27	170	123	275	133	142	107
Other loans held for sale	146	91	20	27	1,034	55	60	(888)	(86)	119	1,062	(943)	(89)

Interest-earning assets	123,205	121,342	118,730	117,196	115,992	1,863	2	7,213	6	122,279	114,382	7,897	7
Allowance for loan and lease losses	(1,198)	(1,192)	(1,195)	(1,202)	(1,286)	(6)	(1)	88	7	(1,195)	(1,262)	67	5
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Other noninterest-earning assets	6,638	6,299	6,260	5,821	5,566	339	5	1,072	19	6,469	5,539	930	17

Total noninterest-earning assets	12,316	11,983	11,941	11,495	11,156	333	3	1,160	10	12,150	11,153	997	9

TOTAL ASSETS	$135,521	$133,325	$130,671	$128,691	$127,148	$2,196	2%	$8,373	7%	$134,429	$125,535	$8,894	7%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$16,561	$16,039	$15,718	$15,155	$13,805	$522	3%	$2,756	20%	$16,302	$13,562	$2,740	20%
Money market and savings	42,977	41,666	40,856	40,096	38,418	1,311	3	4,559	12	42,325	38,667	3,658	9
Term deposits	12,576	12,184	11,892	10,596	9,416	392	3	3,160	34	12,381	9,376	3,005	32

Total interest-bearing deposits	72,114	69,889	68,466	65,847	61,639	2,225	3	10,475	17	71,008	61,605	9,403	15
Interest-bearing deposits held for sale	—	—	—	—	3,675	—	—	(3,675)	(100)	—	3,953	(3,953)	(100)
Federal funds purchased and securities sold under agreements to repurchase[2]	4,372	4,607	5,075	6,305	5,709	(235)	(5)	(1,337)	(23)	4,489	5,708	(1,219)	(21)
Other short-term borrowed funds	6,498	6,969	6,119	6,740	6,027	(471)	(7)	471	8	6,732	4,838	1,894	39
Long-term borrowed funds	3,902	3,930	2,834	1,951	1,419	(28)	(1)	2,483	175	3,916	1,412	2,504	177

Total borrowed funds	14,772	15,506	14,028	14,996	13,155	(734)	(5)	1,617	12	15,137	11,958	3,179	27

Total interest-bearing liabilities	86,886	85,395	82,494	80,843	78,469	1,491	2	8,417	11	86,145	77,516	8,629	11
Total demand deposits	26,419	25,756	26,331	25,829	25,984	663	3	435	2	26,089	25,393	696	3
Demand deposits held for sale	—	—	—	—	868	—	—	(868)	(100)	—	932	(932)	(100)
Other liabilities	2,592	2,767	2,637	2,608	2,220	(175)	(6)	372	17	2,679	2,205	474	21

TOTAL LIABILITIES	115,897	113,918	111,462	109,280	107,541	1,979	2	8,356	8	114,913	106,046	8,867	8

STOCKHOLDERS’ EQUITY	19,624	19,407	19,209	19,411	19,607	217	1	17	—	19,516	19,489	27	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$135,521	$133,325	$130,671	$128,691	$127,148	$2,196	2%	$8,373	7%	$134,429	$125,535	$8,894	7%

Memo: Total average tangible common equity[3]	$12,947	$12,948	$12,730	$12,913	$13,093	($1)	—%	($146)	(1%)	$12,948	$12,966	($18)	—%

Total deposits (interest-bearing and demand)	$98,533	$95,645	$94,797	$91,676	$92,166	$2,888	3%	$6,367	7%	$97,097	$91,883	$5,214	6%

[1]	Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[3]	This is a non-GAAP financial measure. For further information on this measure, refer to page 30.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,
	2Q15		1Q15		4Q14		3Q14		2Q14		2015		2014
AVERAGE ANNUALIZED YIELDS & RATES	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.22%	$1	0.19%	$1	0.20%	$1	0.23%	$2	0.23%	$1	0.20%	$2	0.23%	$2

Taxable investment securities	2.47	155	2.55	159	2.61	161	2.51	155	2.51	154	2.51	314	2.53	303
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.59	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.47	155	2.55	159	2.61	161	2.51	155	2.51	154	2.51	314	2.53	303

Investment securities and interest-bearing deposits		156		160		162		157		155		316		305

Commercial	2.83	235	2.84	226	2.90	229	2.89	223	3.05	229	2.83	461	3.03	447
Commercial real estate	2.55	51	2.59	50	2.55	48	2.46	46	2.49	45	2.57	101	2.53	89
Leases	2.56	25	2.53	25	2.65	26	2.68	25	2.74	25	2.55	50	2.79	52

Total commercial	2.75	311	2.77	301	2.82	303	2.80	294	2.95	299	2.76	612	2.92	588

Residential mortgages	3.76	113	3.79	112	3.88	113	3.92	108	4.08	106	3.77	225	4.03	204
Home equity loans	5.43	42	5.40	44	5.31	47	5.31	50	5.31	53	5.41	87	5.27	108
Home equity lines of credit	2.94	110	2.94	111	2.94	114	2.90	113	2.85	111	2.94	221	2.86	220
Home equity loans serviced by others[1]	7.04	20	7.09	21	6.88	22	6.64	22	6.72	23	7.06	41	6.75	48
Home equity lines of credit serviced by others[1]	2.56	3	2.58	3	2.70	4	2.62	4	2.74	4	2.57	6	2.70	9
Automobile	2.68	90	2.78	89	2.64	83	2.57	74	2.54	67	2.73	179	2.51	126
Student	5.05	38	5.13	33	5.07	27	4.99	25	4.51	25	5.09	71	4.47	50
Credit cards	10.92	44	11.10	45	10.28	43	9.99	42	9.92	41	11.01	88	10.13	82
Other retail	7.61	19	7.59	20	7.49	21	7.46	22	7.46	22	7.60	39	7.41	46

Total retail	3.77	479	3.83	478	3.79	474	3.78	460	3.81	452	3.80	957	3.82	893

Total loans and leases	3.30	790	3.34	779	3.34	777	3.33	754	3.40	751	3.32	1,569	3.40	1,481
Loans held for sale, at fair value	2.47	2	2.33	1	2.68	1	3.46	2	3.40	1	2.41	3	3.35	2
Other loans held for sale	9.63	4	9.37	2	12.94	1	5.44	—	3.90	10	9.53	6	4.06	22

Total interest-earning assets	3.08	952	3.12	942	3.14	941	3.08	913	3.16	917	3.10	1,894	3.17	1,810
INTEREST-BEARING LIABILITIES:
Checking with interest	0.11	5	0.11	4	0.11	4	0.09	4	0.06	2	0.11	9	0.06	4
Money market and savings	0.27	29	0.25	25	0.22	23	0.21	21	0.17	16	0.26	54	0.17	33
Term deposits	0.81	26	0.78	23	0.70	21	0.61	16	0.67	16	0.79	49	0.64	30

Total interest-bearing deposits	0.33	60	0.31	52	0.28	48	0.25	41	0.22	34	0.32	112	0.22	67
Interest-bearing deposits held for sale	—	—	—	—	—	—	—	—	0.21	2	—	—	0.22	4
Federal funds purchased and securities sold under agreements to repurchase[2]	0.22	2	0.60	7	0.54	7	0.54	9	0.09	1	0.41	9	0.55	16
Other short-term borrowed funds	1.18	19	0.83	15	1.23	19	1.21	21	2.00	30	1.00	34	2.03	49
Long-term borrowed funds	3.16	31	3.27	32	3.83	27	4.39	22	4.63	17	3.21	63	4.60	33

Total borrowed funds	1.42	52	1.38	54	1.51	53	1.34	52	1.46	48	1.40	106	1.63	98

Total interest-bearing liabilities	0.52	112	0.50	106	0.49	101	0.45	93	0.43	84	0.51	218	0.43	169
INTEREST RATE SPREAD	2.56%		2.62%		2.65%		2.63%		2.73%		2.59%		2.74%
NET INTEREST MARGIN	2.72		2.77		2.80		2.77		2.87		2.74		2.88
Memo: Total deposit costs	0.24	60	0.22	52	0.20	48	0.18	41	0.15	36	0.23	112	0.16	71

[1]	Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(dollars in millions, except ratios)

	SECOND QUARTER 2015				FIRST QUARTER 2015				CHANGE
									2Q15 from 1Q15
	Consumer	Commercial			Consumer	Commercial
	Banking	Banking	Other[1]	Consolidated	Banking	Banking	Other[1]	Consolidated	$		%
Net interest income	$544	$286	$10	$840	$533	$276	$27	$836	$4		—%
Noninterest income	230	108	22	360	219	100	28	347	13		4

Total revenue	774	394	32	1,200	752	376	55	1,183	17		1
Noninterest expense	613	181	47	841	596	173	41	810	31		4

Profit (loss) before provision for credit losses	161	213	(15)	359	156	203	14	373	(14)		(4)
Provision for credit losses	60	7	10	77	63	(21)	16	58	19		33

Income (loss) before income tax expense (benefit)	101	206	(25)	282	93	224	(2)	315	(33)		(10)
Income tax expense (benefit)	35	71	(14)	92	32	77	(3)	106	(14)		(13)

Net income (loss)	$66	$135	($11)	$190	$61	$147	$1	$209	($19)		(9%)

Average Balances
Total assets	$52,489	$42,617	$40,415	$135,521	$51,602	$41,606	$40,117	$133,325	$2,196		2%
Total loans and leases[2]	51,024	41,467	3,569	96,060	50,260	40,241	3,784	94,285	1,775		2
Deposits	69,963	22,717	5,853	98,533	67,518	21,932	6,195	95,645	2,888		3
Interest-earning assets	51,061	41,535	30,609	123,205	50,294	40,344	30,704	121,342	1,863		2
Key Metrics
Net interest margin	4.28%	2.76%	NM	2.72%	4.30%	2.77%	NM	2.77%	(5	) bps	—
Efficiency ratio[4]	79.25	46.07	NM	70.02	79.25	46.01	NM	68.49	153	bps	—
Loans-to-deposits ratio (average balances)	72.93	182.54	NM	97.49	74.44	183.48	NM	98.58	(109	) bps	—
Return on average total tangible assets[4]	0.51	1.27	NM	0.59	0.48	1.43	NM	0.67	(8	) bps	—
Return on average tangible common equity[3,4]	5.66	11.69	NM	5.90	5.30	13.15	NM	6.53	(63	) bps	—

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(dollars in millions, except ratios)

	SECOND QUARTER 2015				SECOND QUARTER 2014				CHANGE
									2Q15 from 2Q14
	Consumer	Commercial			Consumer	Commercial
	Banking	Banking	Other[1]	Consolidated	Banking	Banking	Other[1]	Consolidated	$		%
Net interest income	$544	$286	$10	$840	$546	$264	$23	$833	$7		1%
Noninterest income	230	108	22	360	236	107	297	640	(280)		(44)

Total revenue	774	394	32	1,200	782	371	320	1,473	(273)		(19)
Noninterest expense	613	181	47	841	655	157	136	948	(107)		(11)

Profit (loss) before provision for credit losses	161	213	(15)	359	127	214	184	525	(166)		(32)
Provision for credit losses	60	7	10	77	59	(2)	(8)	49	28		57

Income (loss) before income tax expense (benefit)	101	206	(25)	282	68	216	192	476	(194)		(41)
Income tax expense (benefit)	35	71	(14)	92	24	75	64	163	(71)		(44)

Net income (loss)	$66	$135	($11)	$190	$44	$141	$128	$313	($123)		(39%)

Average Balances
Total assets	$52,489	$42,617	$40,415	$135,521	$48,556	$38,022	$40,570	$127,148	$8,373		7%
Total loans and leases[2]	51,024	41,467	3,569	96,060	47,368	37,389	4,434	89,191	6,869		8
Deposits[3]	69,963	22,717	5,853	98,533	70,181	18,358	3,627	92,166	6,367		7
Interest-earning assets	51,061	41,535	30,609	123,205	47,397	37,505	31,090	115,992	7,213		6
Key Metrics
Net interest margin	4.28%	2.76%	NM	2.72%	4.62%	2.82%	NM	2.87%	(15	) bps	—
Efficiency ratio[5]	79.25	46.07	NM	70.02	83.61	42.36	NM	64.33	569	bps	—
Loans-to-deposits ratio (average balances)	72.93	182.54	NM	97.49	67.49	203.67	NM	96.77	72	bps	—
Return on average total tangible assets[5]	0.51	1.27	NM	0.59	0.37	1.50	NM	1.04	(45	) bps	—
Return on average tangible common equity[4,5]	5.66	11.69	NM	5.90	3.87	13.78	NM	9.59	(369	) bps	—

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Includes deposits held for sale.
[4]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[5]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(dollars in millions, except ratios)

	SIX MONTHS ENDED JUNE 30, 2015				SIX MONTHS ENDED JUNE 30, 2014				CHANGE
									2015 from 2014
	Consumer	Commercial			Consumer	Commercial
	Banking	Banking	Other[1]	Consolidated	Banking	Banking	Other[1]	Consolidated	$		%
Net interest income	$1,077	$562	$37	$1,676	$1,083	$520	$38	$1,641	$35		2%
Noninterest income	449	208	50	707	455	214	329	998	(291)		(29)

Total revenue	1,526	770	87	2,383	1,538	734	367	2,639	(256)		(10)
Noninterest expense	1,209	354	88	1,651	1,293	310	155	1,758	(107)		(6)

Profit (loss) before provision for credit losses	317	416	(1)	732	245	424	212	881	(149)		(17)
Provision for credit losses	123	(14)	26	135	129	(7)	48	170	(35)		(21)

Income (loss) before income tax expense (benefit)	194	430	(27)	597	116	431	164	711	(114)		(16)
Income tax expense (benefit)	67	148	(17)	198	40	149	43	232	(34)		(15)

Net income (loss)	$127	$282	($10)	$399	$76	$282	$121	$479	($80)		(17%)

Average Balances
Total assets	$52,048	$42,114	$40,267	$134,429	$48,085	$37,491	$39,959	$125,535	$8,894		7%
Total loans and leases[2]	50,644	40,857	3,676	95,177	46,876	36,997	4,527	88,400	6,777		8
Deposits[3]	68,747	22,326	6,024	97,097	70,473	17,901	3,509	91,883	5,214		6
Interest-earning assets	50,679	40,943	30,657	122,279	46,906	37,124	30,352	114,382	7,897		7
Key Metrics
Net interest margin	4.29%	2.77%	NM	2.74%	4.66%	2.83%	NM	2.88%	(14	) bps	—
Efficiency ratio[5]	79.25	46.04	NM	69.27	84.00	42.25	NM	66.58	269	bps	—
Loans-to-deposits ratio (average balances)	73.67	183.00	NM	98.02	66.52	206.67	NM	96.21	181	bps	—
Return on average total tangible assets[5]	0.49	1.35	NM	0.63	0.32	1.52	NM	0.81	(18	) bps	—
Return on average tangible common equity[4,5]	5.48	12.41	NM	6.21	3.35	13.97	NM	7.45	(124	) bps	—

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Includes deposits held for sale.
[4]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[5]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q15 Change								2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15			2Q14			2015	2014	2014
						$		%	$		%			$		%
Net interest income	$544	$533	$536	$532	$546	$11		2%	($2)		—%	$1,077	$1,083	($6)		(1%)
Noninterest income	230	219	218	226	236	11		5	(6)		(3)	449	455	(6)		(1)

Total revenue	774	752	754	758	782	22		3	(8)		(1)	1,526	1,538	(12)		(1)
Noninterest expense	613	596	611	609	655	17		3	(42)		(6)	1,209	1,293	(84)		(6)

Profit before provision for credit losses	161	156	143	149	127	5		3	34		27	317	245	72		29
Provision for credit losses	60	63	64	66	59	(3)		(5)	1		2	123	129	(6)		(5)

Income before income tax expense	101	93	79	83	68	8		9	33		49	194	116	78		67
Income tax expense	35	32	27	29	24	3		9	11		46	67	40	27		68

Net income	$66	$61	$52	$54	$44	$5		8%	$22		50%	$127	$76	$51		67%

Average Balances
Total assets	$52,489	$51,602	$50,546	$49,012	$48,556	$887		2%	$3,933		8%	$52,048	$48,085	$3,963		8%
Total loans and leases[1]	51,024	50,260	49,351	47,848	47,368	764		2	3,656		8	50,644	46,876	3,768		8
Deposits[2]	69,963	67,518	66,374	65,609	70,181	2,445		4	(218)		—	68,747	70,473	(1,726)		(2)
Interest-earning assets	51,061	50,294	49,382	47,885	47,397	767		2	3,664		8	50,679	46,906	3,773		8
Key Metrics
Net interest margin	4.28%	4.30%	4.31%	4.40%	4.62%	(2	) bps	—	(34	) bps	—	4.29%	4.66%	(37	) bps	—
Efficiency ratio[4]	79.25	79.25	81.09	80.42	83.61	—	bps	—	(436	) bps	—	79.25	84.00	(475	) bps	—
Loans-to-deposits ratio (average balances)	72.93	74.44	74.35	72.93	67.49	(151	) bps	—	544	bps	—	73.67	66.52	715	bps	—
Return on average total tangible assets[4]	0.51	0.48	0.40	0.44	0.37	3	bps	—	14	bps	—	0.49	0.32	17	bps	—
Return on average tangible common equity[3,4]	5.66	5.30	4.30	4.57	3.87	36	bps	—	179	bps	—	5.48	3.35	213	bps	—

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q15 Change								2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15			2Q14			2015	2014	2014
						$		%	$		%			$		%
Net interest income	$286	$276	$283	$270	$264	$10		4%	$22		8%	$562	$520	$42		8%
Noninterest income	108	100	111	104	107	8		8	1		1	208	214	(6)		(3)

Total revenue	394	376	394	374	371	18		5	23		6	770	734	36		5
Noninterest expense	181	173	180	162	157	8		5	24		15	354	310	44		14

Profit before provision for credit losses	213	203	214	212	214	10		5	(1)		—	416	424	(8)		(2)
Provision for credit losses	7	(21)	1	—	(2)	28		133	9		450	(14)	(7)	(7)		(100)

Income before income tax expense	206	224	213	212	216	(18)		(8)	(10)		(5)	430	431	(1)		—
Income tax expense	71	77	73	73	75	(6)		(8)	(4)		(5)	148	149	(1)		(1)

Net income	$135	$147	$140	$139	$141	($12)		(8%)	($6)		(4%)	$282	$282	$—		—%

Average Balances
Total assets	$42,617	$41,606	$40,061	$38,854	$38,022	$1,011		2%	$4,595		12%	$42,114	$37,491	$4,623		12%
Total loans and leases[1]	41,467	40,241	38,926	37,787	37,389	1,226		3	4,078		11	40,857	36,997	3,860		10
Deposits[2]	22,717	21,932	22,500	20,985	18,358	785		4	4,359		24	22,326	17,901	4,425		25
Interest-earning assets	41,535	40,344	39,039	37,927	37,505	1,191		3	4,030		11	40,943	37,124	3,819		10
Key Metrics
Net interest margin	2.76%	2.77%	2.87%	2.82%	2.82%	(1	) bps	—	(6	) bps	—	2.77%	2.83%	(6	) bps	—
Efficiency ratio[4]	46.07	46.01	45.48	43.35	42.36	6	bps	—	371	bps	—	46.04	42.25	379	bps	—
Loans-to-deposits ratio (average balances)	182.54	183.48	173.01	180.06	203.67	(94	) bps	—	(2,113	) bps	—	183.00	206.67	(2,367	) bps	—
Return on average total tangible assets[4]	1.27	1.43	1.38	1.42	1.50	(16	) bps	—	(23	) bps	—	1.35	1.52	(17	) bps	—
Return on average tangible common equity[3,4]	11.69	13.15	12.76	13.10	13.78	(146	) bps	—	(209	) bps	—	12.41	13.97	(156	) bps	—

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q15 Change						2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						$	%	$	%			$	%
Net interest income	$10	$27	$21	$18	$23	($17)	(63%)	($13)	(57%)	$37	$38	($1)	(3%)
Noninterest income	22	28	10	11	297	(6)	(21)	(275)	(93)	50	329	(279)	(85)

Total revenue	32	55	31	29	320	(23)	(42)	(288)	(90)	87	367	(280)	(76)
Noninterest expense	47	41	33	39	136	6	15	(89)	(65)	88	155	(67)	(43)

Profit (loss) before provision for credit losses	(15)	14	(2)	(10)	184	(29)	(207)	(199)	(108)	(1)	212	(213)	(100)
Provision for credit losses	10	16	7	11	(8)	(6)	(38)	18	225	26	48	(22)	(46)

(Loss) income before income tax (benefit) expense	(25)	(2)	(9)	(21)	192	(23)	NM	(217)	(113)	(27)	164	(191)	(116)
Income tax (benefit) expense	(14)	(3)	(14)	(17)	64	(11)	(367)	(78)	(122)	(17)	43	(60)	(140)

Net (loss) income	($11)	$1	$5	($4)	$128	($12)	NM	($139)	(109%)	($10)	$121	($131)	(108%)

Average Balances
Total assets	$40,415	$40,117	$40,064	$40,825	$40,570	$298	1%	($155)	—%	$40,267	$39,959	$308	1%
Total loans and leases	3,569	3,784	4,001	4,218	4,434	(215)	(6)	(865)	(20)	3,676	4,527	(851)	(19)
Deposits	5,853	6,195	5,923	5,082	3,627	(342)	(6)	2,226	61	6,024	3,509	2,515	72
Interest-earning assets	30,609	30,704	30,309	31,384	31,090	(95)	—	(481)	(2)	30,657	30,352	305	1

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSOLIDATED						2Q15 Change								2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15			2Q14			2015	2014	2014
						$		%	$		%			$		%
Net interest income	$840	$836	$840	$820	$833	$4		—%	$7		1%	$1,676	$1,641	$35		2%
Noninterest income	360	347	339	341	640	13		4	(280)		(44)	707	998	(291)		(29)

Total revenue	1,200	1,183	1,179	1,161	1,473	17		1	(273)		(19)	2,383	2,639	(256)		(10)
Noninterest expense	841	810	824	810	948	31		4	(107)		(11)	1,651	1,758	(107)		(6)

Profit before provision for credit losses	359	373	355	351	525	(14)		(4)	(166)		(32)	732	881	(149)		(17)
Provision for credit losses	77	58	72	77	49	19		33	28		57	135	170	(35)		(21)

Income before income tax expense	282	315	283	274	476	(33)		(10)	(194)		(41)	597	711	(114)		(16)
Income tax expense	92	106	86	85	163	(14)		(13)	(71)		(44)	198	232	(34)		(15)

Net income	$190	$209	$197	$189	$313	($19)		(9%)	($123)		(39%)	$399	$479	($80)		(17%)

Average Balances
Total assets	$135,521	$133,325	$130,671	$128,691	$127,148	$2,196		2%	$8,373		7%	$134,429	$125,535	$8,894		7%
Total loans and leases[1]	96,060	94,285	92,278	89,853	89,191	1,775		2	6,869		8	95,177	88,400	6,777		8
Deposits[2]	98,533	95,645	94,797	91,676	92,166	2,888		3	6,367		7	97,097	91,883	5,214		6
Interest-earning assets	123,205	121,342	118,730	117,196	115,992	1,863		2	7,213		6	122,279	114,382	7,897		7
Key Metrics
Net interest margin	2.72%	2.77%	2.80%	2.77%	2.87%	(5	) bps	—	(15	) bps	—	2.74%	2.88%	(14	) bps	—
Efficiency ratio[3]	70.02	68.49	69.88	69.84	64.33	153	bps	—	569	bps	—	69.27	66.58	269	bps	—
Loans-to-deposits ratio (average balances)	97.49	98.58	97.34	98.01	96.77	(109	) bps	—	72	bps	—	98.02	96.21	181	bps	—
Return on average total tangible assets[3]	0.59	0.67	0.63	0.61	1.04	(8	) bps	—	(45	) bps	—	0.63	0.81	(18	) bps	—
Return on average tangible common equity[3]	5.90	6.53	6.12	5.81	9.59	(63	) bps	—	(369	) bps	—	6.21	7.45	(124	) bps	—

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q15 Change						2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						$	%	$	%			$	%
Net interest income:
Consumer Banking	$544	$533	$536	$532	$546	$11	2%	($2)	—%	$1,077	$1,083	($6)	(1%)
Commercial Banking	286	276	283	270	264	10	4	22	8	562	520	42	8
Other	10	27	21	18	23	(17)	(63)	(13)	(57)	37	38	(1)	(3)

Net interest income	$840	$836	$840	$820	$833	$4	—%	$7	1%	$1,676	$1,641	$35	2%

Noninterest income:
Consumer Banking	$230	$219	$218	$226	$236	$11	5%	($6)	(3%)	$449	$455	($6)	(1%)
Commercial Banking	108	100	111	104	107	8	8	1	1	208	214	(6)	(3)
Other	22	28	10	11	297	(6)	(21)	(275)	(93)	50	329	(279)	(85)

Noninterest income	$360	$347	$339	$341	$640	$13	4%	($280)	(44%)	$707	$998	($291)	(29%)

Total revenue:
Consumer Banking	$774	$752	$754	$758	$782	$22	3%	($8)	(1%)	$1,526	$1,538	($12)	(1%)
Commercial Banking	394	376	394	374	371	18	5	23	6	770	734	36	5
Other	32	55	31	29	320	(23)	(42)	(288)	(90)	87	367	(280)	(76)

Total revenue	$1,200	$1,183	$1,179	$1,161	$1,473	$17	1%	($273)	(19%)	$2,383	$2,639	($256)	(10%)

Noninterest expense:
Consumer Banking	$613	$596	$611	$609	$655	$17	3%	($42)	(6%)	$1,209	$1,293	($84)	(6%)
Commercial Banking	181	173	180	162	157	8	5	24	15	354	310	44	14
Other	47	41	33	39	136	6	15	(89)	(65)	88	155	(67)	(43)

Noninterest expense	$841	$810	$824	$810	$948	$31	4%	($107)	(11%)	$1,651	$1,758	($107)	(6%)

Profit before provision for credit losses:
Consumer Banking	$161	$156	$143	$149	$127	$5	3%	$34	27%	$317	$245	$72	29%
Commercial Banking	213	203	214	212	214	10	5	(1)	—	416	424	(8)	(2)
Other	(15)	14	(2)	(10)	184	(29)	(207)	(199)	(108)	(1)	212	(213)	(100)

Profit before provision for credit losses	$359	$373	$355	$351	$525	($14)	(4%)	($166)	(32%)	$732	$881	($149)	(17%)

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q15 Change						2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						$	%	$	%			$	%
Provision for credit losses:
Consumer Banking	$60	$63	$64	$66	$59	($3)	(5%)	$1	2%	$123	$129	($6)	(5%)
Commercial Banking	7	(21)	1	—	(2)	28	133	9	450	(14)	(7)	(7)	(100)
Other	10	16	7	11	(8)	(6)	(38)	18	225	26	48	(22)	(46)

Provision for credit losses	$77	$58	$72	$77	$49	$19	33%	$28	57%	$135	$170	($35)	(21%)

Income before income tax expense:
Consumer Banking	$101	$93	$79	$83	$68	$8	9%	$33	49%	$194	$116	$78	67%
Commercial Banking	206	224	213	212	216	(18)	(8)	(10)	(5)	430	431	(1)	—
Other	(25)	(2)	(9)	(21)	192	(23)	NM	(217)	(113)	(27)	164	(191)	(116)

Income before income tax expense	$282	$315	$283	$274	$476	($33)	(10%)	($194)	(41%)	$597	$711	($114)	(16%)

Income tax expense:
Consumer Banking	$35	$32	$27	$29	$24	$3	9%	$11	46%	$67	$40	$27	68%
Commercial Banking	71	77	73	73	75	(6)	(8)	(4)	(5)	148	149	(1)	(1)
Other	(14)	(3)	(14)	(17)	64	(11)	(367)	(78)	(122)	(17)	43	(60)	(140)

Income tax expense	$92	$106	$86	$85	$163	($14)	(13%)	($71)	(44%)	$198	$232	($34)	(15%)

Net income:
Consumer Banking	$66	$61	$52	$54	$44	$5	8%	$22	50%	$127	$76	$51	67%
Commercial Banking	135	147	140	139	141	(12)	(8)	(6)	(4)	282	282	—	—
Other	(11)	1	5	(4)	128	(12)	NM	(139)	(109)	(10)	121	(131)	(108)

Net income	$190	$209	$197	$189	$313	($19)	(9%)	($123)	(39%)	$399	$479	($80)	(17%)

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30
						2Q15 Change						2015 Change
AVERAGE BALANCES	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						$	%	$	%			$	%
Total assets:
Consumer Banking	$52,489	$51,602	$50,546	$49,012	$48,556	$887	2%	$3,933	8%	$52,048	$48,085	$3,963	8%
Commercial Banking	42,617	41,606	40,061	38,854	38,022	1,011	2	4,595	12	42,114	37,491	4,623	12
Other	40,415	40,117	40,064	40,825	40,570	298	1	(155)	—	40,267	39,959	308	1

Total assets	$135,521	$133,325	$130,671	$128,691	$127,148	$2,196	2%	$8,373	7%	$134,429	$125,535	$8,894	7%

Loans and leases[1]:
Consumer Banking	$51,024	$50,260	$49,351	$47,848	$47,368	$764	2%	$3,656	8%	$50,644	$46,876	$3,768	8%
Commercial Banking	41,467	40,241	38,926	37,787	37,389	1,226	3	4,078	11	40,857	36,997	3,860	10
Other	3,569	3,784	4,001	4,218	4,434	(215)	(6)	(865)	(20)	3,676	4,527	(851)	(19)

Total loans and leases	$96,060	$94,285	$92,278	$89,853	$89,191	$1,775	2%	$6,869	8%	$95,177	$88,400	$6,777	8%

Deposits[2]:
Consumer Banking	$69,963	$67,518	$66,374	$65,609	$70,181	$2,445	4%	($218)	—%	$68,747	$70,473	($1,726)	(2%)
Commercial Banking	22,717	21,932	22,500	20,985	18,358	785	4	4,359	24	22,326	17,901	4,425	25
Other	5,853	6,195	5,923	5,082	3,627	(342)	(6)	2,226	61	6,024	3,509	2,515	72

Total deposits	$98,533	$95,645	$94,797	$91,676	$92,166	$2,888	3%	$6,367	7%	$97,097	$91,883	$5,214	6%

Interest-earning assets:
Consumer Banking	$51,061	$50,294	$49,382	$47,885	$47,397	$767	2%	$3,664	8%	$50,679	$46,906	$3,773	8%
Commercial Banking	41,535	40,344	39,039	37,927	37,505	1,191	3	4,030	11	40,943	37,124	3,819	10
Other	30,609	30,704	30,309	31,384	31,090	(95)	—	(481)	(2)	30,657	30,352	305	1

Total interest-earning assets	$123,205	$121,342	$118,730	$117,196	$115,992	$1,863	2%	$7,213	6%	$122,279	$114,382	$7,897	7%

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q15 Change						2015 Change
KEY METRICS	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						bps		bps				bps
Net Interest Margin (NIM)
Consumer Banking	4.28%	4.30%	4.31%	4.40%	4.62%	(2)	—	(34)	—	4.29%	4.66%	(37)	—
Commercial Banking	2.76	2.77	2.87	2.82	2.82	(1)	—	(6)	—	2.77	2.83	(6)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
NIM	2.72	2.77	2.80	2.77	2.87	(5)	—	(15)	—	2.74	2.88	(14)	—
Efficiency Ratio[3]
Consumer Banking	79.25%	79.25%	81.09%	80.42%	83.61%	—	—	(436)	—	79.25%	84.00%	(475)	—
Commercial Banking	46.07	46.01	45.48	43.35	42.36	6	—	371	—	46.04	42.25	379	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
Efficiency Ratio	70.02	68.49	69.88	69.84	64.33	153	—	569	—	69.27	66.58	269	—
Loans to Deposits Ratio (average balances) (LDR)[1]
Consumer Banking	72.93%	74.44%	74.35%	72.93%	67.49%	(151)	—	544	—	73.67%	66.52%	715	—
Commercial Banking	182.54	183.48	173.01	180.06	203.67	(94)	—	(2,113)	—	183.00	206.67	(2,367)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
LDR	97.49	98.58	97.34	98.01	96.77	(109)	—	72	—	98.02	96.21	181	—
Return on Average Total Tangible Assets (ROTA)[3]
Consumer Banking	0.51%	0.48%	0.40%	0.44%	0.37%	3	—	14	—	0.49%	0.32%	17	—
Commercial Banking	1.27	1.43	1.38	1.42	1.50	(16)	—	(23)	—	1.35	1.52	(17)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTA	0.59	0.67	0.63	0.61	1.04	(8)	—	(45)	—	0.63	0.81	(18)	—
Return on Average Tangible Common Equity (ROTCE)[2,3]
Consumer Banking	5.66%	5.30%	4.30%	4.57%	3.87%	36	—	179	—	5.48%	3.35%	213	—
Commercial Banking	11.69	13.15	12.76	13.10	13.78	(146)	—	(209)	—	12.41	13.97	(156)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTCE	5.90	6.53	6.12	5.81	9.59	(63)	—	(369)	—	6.21	7.45	(124)	—

[1]	Includes loans and leases and deposits held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CREDIT-RELATED INFORMATION

(dollars in millions)

	AS OF					JUNE 30, 2015 CHANGE
	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2015		June 30, 2014
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$33,027	$32,249	$31,431	$30,356	$30,076	$778	2%	$2,951	10%
Commercial real estate	8,157	7,863	7,809	7,239	7,158	294	4	999	14
Leases	3,884	3,870	3,986	3,875	3,740	14	—	144	4

Total commercial	45,068	43,982	43,226	41,470	40,974	1,086	2	4,094	10
Residential mortgages	12,253	11,808	11,832	11,265	10,640	445	4	1,613	15
Home equity loans	3,022	3,212	3,424	3,635	3,858	(190)	(6)	(836)	(22)
Home equity lines of credit	14,917	15,127	15,423	15,558	15,618	(210)	(1)	(701)	(4)
Home equity loans serviced by others[1]	1,126	1,192	1,228	1,290	1,358	(66)	(6)	(232)	(17)
Home equity lines of credit serviced by others[1]	494	544	550	580	614	(50)	(9)	(120)	(20)
Automobile	13,727	13,179	12,706	12,080	10,974	548	4	2,753	25
Student	3,355	2,852	2,256	2,069	1,941	503	18	1,414	73
Credit card	1,613	1,588	1,693	1,676	1,646	25	2	(33)	(2)
Other retail	963	1,010	1,072	1,126	1,206	(47)	(5)	(243)	(20)

Total retail	51,470	50,512	50,184	49,279	47,855	958	2	3,615	8

Total loans and leases	96,538	94,494	93,410	90,749	88,829	2,044	2	7,709	9
Derivative receivable - commercial	658	733	622	542	627	(75)	(10)	31	5
Derivative receivable - retail	7	9	7	5	8	(2)	(22)	(1)	(13)

Total derivative receivable	665	742	629	547	635	(77)	(10)	30	5

Total credit-related assets	97,203	95,236	94,039	91,296	89,464	1,967	2	7,739	9
Undrawn commitments to extend credit - commercial	29,422	29,110	29,646	29,182	28,236	312	1	1,186	4
Financial standby letters of credit	2,181	2,292	2,315	2,498	2,622	(111)	(5)	(441)	(17)
Performance letters of credit	55	60	65	94	118	(5)	(8)	(63)	(53)
Commercial letters of credit	59	58	75	74	56	1	2	3	5
Marketing rights	49	51	51	51	51	(2)	(4)	(2)	(4)
Risk participation agreements	22	26	19	16	20	(4)	(15)	2	10

Total commercial lending-related arrangements	31,788	31,597	32,171	31,915	31,103	191	1	685	2
Undrawn commitments to extend credit - retail	26,465	26,114	26,253	26,151	26,117	351	1	348	1
Residential mortgage loans sold with recourse	12	10	11	11	12	2	20	—	—

Total retail lending-related arrangements	26,477	26,124	26,264	26,162	26,129	353	1	348	1

Total lending-related arrangements	58,265	57,721	58,435	58,077	57,232	544	1	1,033	2

Total credit exposure	$155,468	$152,957	$152,474	$149,373	$146,696	$2,511	2%	$8,772	6%

Memo: Total credit exposure by product category
Commercial exposure	$77,514	$76,312	$76,019	$73,927	$72,704	$1,202	2%	$4,810	7%
Retail exposure	77,954	76,645	76,455	75,446	73,992	1,309	2	3,962	5

Total credit exposure	$155,468	$152,957	$152,474	$149,373	$146,696	$2,511	2%	$8,772	6%

[1]	Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	AS OF					JUNE 30, 2015 CHANGE
	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2015			June 30, 2014
						$		%	$		%
NONPERFORMING ASSETS:
Commercial	$83	$97	$114	$93	$63	($14)		(14%)	$20		32%
Commercial real estate	42	60	50	83	130	(18)		(30)	(88)		(68)
Leases	—	1	—	—	2	(1)		(100)	(2)		(100)

Total commercial	125	158	164	176	195	(33)		(21)	(70)		(36)
Residential mortgages	329	347	345	351	346	(18)		(5)	(17)		(5)
Home equity loans	189	210	203	201	231	(21)		(10)	(42)		(18)
Home equity lines of credit	254	270	257	218	299	(16)		(6)	(45)		(15)
Home equity loans serviced by others[2]	44	44	47	52	51	—		—	(7)		(14)
Home equity lines of credit serviced by others[2]	26	25	25	29	29	1		4	(3)		(10)
Automobile	30	30	21	17	12	—		—	18		150
Student	35	30	17	14	12	5		17	23		192
Credit card	14	16	17	16	19	(2)		(13)	(5)		(26)
Other retail	4	6	5	5	6	(2)		(33)	(2)		(33)

Total retail	925	978	937	903	1,005	(53)		(5)	(80)		(8)

Nonperforming loans and leases[1]	1,050	1,136	1,101	1,079	1,200	(86)		(8)	(150)		(13)

Commercial	1	1	3	3	4	—		—	(3)		(75)
Retail	37	37	39	39	37	—		—	—		—

Other real estate owned	38	38	42	42	41	—		—	(3)		(7)

Nonperforming assets	$1,088	$1,174	$1,143	$1,121	$1,241	($86)		(7%)	($153)		(12%)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$126	$159	$167	$179	$199	($33)		(21%)	($73)		(37%)
Retail	962	1,015	976	942	1,042	(53)		(5)	(80)		(8)

Nonperforming assets	$1,088	$1,174	$1,143	$1,121	$1,241	($86)		(7%)	($153)		(12%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.24%	1.27%	1.28%	1.32%	1.36%	(3	) bps	—	(12	) bps	—
Allowance for loan and lease losses to nonperforming loans and leases	114.37	105.75	108.51	111.30	100.84	862	bps	—	1,353	bps	—
Nonperforming loans and leases to loans and leases	1.09	1.20	1.18	1.19	1.35	(11	) bps	—	(26	) bps	—
Nonperforming assets to total assets	0.79	0.86	0.86	0.85	0.95	(7	) bps	—	(16	) bps	—

1MEMO:
Accruing loans past due 90 days or more included above	$8	$9	$8	$8	$12	($1)		(11%)	($4)		(33%)

[2]	Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS						2Q15 Change						2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						$	%	$	%			$	%
GROSS CHARGE-OFFS:
Commercial	$12	$5	$9	$11	$6	$7	140%	$6	100%	$17	$11	$6	55%
Commercial real estate	3	1	4	5	2	2	200	1	50	4	3	1	33
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	15	6	13	16	8	9	150	7	88	21	14	7	50
Residential mortgages	6	6	6	10	9	—	—	(3)	(33)	12	20	(8)	(40)
Home equity loans	6	9	11	16	11	(3)	(33)	(5)	(45)	15	28	(13)	(46)
Home equity lines of credit	17	22	16	19	21	(5)	(23)	(4)	(19)	39	45	(6)	(13)
Home equity loans serviced by others[1]	7	8	11	14	13	(1)	(13)	(6)	(46)	15	30	(15)	(50)
Home equity lines of credit serviced by others[1]	3	4	2	3	3	(1)	(25)	—	—	7	7	—	—
Automobile	24	23	16	9	11	1	4	13	118	47	16	31	194
Student	15	10	16	12	14	5	50	1	7	25	26	(1)	(4)
Credit card	16	15	15	15	17	1	7	(1)	(6)	31	34	(3)	(9)
Other retail	12	12	13	15	10	—	—	2	20	24	25	(1)	(4)

Total retail	106	109	106	113	109	(3)	(3)	(3)	(3)	215	231	(16)	(7)

Total gross charge-offs	$121	$115	$119	$129	$117	$6	5%	$4	3%	$236	$245	($9)	(4%)

GROSS RECOVERIES:
Commercial	$5	$6	$4	$7	$18	($1)	(17%)	($13)	(72%)	$11	$24	($13)	(54%)
Commercial real estate	3	22	7	5	3	(19)	(86)	—	—	25	11	14	127
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	8	28	11	12	21	(20)	(71)	(13)	(62)	36	35	1	3
Residential mortgages	2	3	2	2	3	(1)	(33)	(1)	(33)	5	7	(2)	(29)
Home equity loans	2	2	5	9	4	—	—	(2)	(50)	4	10	(6)	(60)
Home equity lines of credit	6	5	3	5	3	1	20	3	100	11	7	4	57
Home equity loans serviced by others[1]	5	3	6	6	4	2	67	1	25	8	9	(1)	(11)
Home equity lines of credit serviced by others[1]	2	2	1	2	1	—	—	1	100	4	2	2	100
Automobile	11	9	6	4	8	2	22	3	38	20	10	10	100
Student	3	3	3	1	2	—	—	1	50	6	5	1	20
Credit card	2	2	2	—	3	—	—	(1)	(33)	4	5	(1)	(20)
Other retail	2	4	—	—	—	(2)	(50)	2	—	6	—	6	—

Total retail	35	33	28	29	28	2	6	7	25	68	55	13	24

Total gross recoveries	$43	$61	$39	$41	$49	($18)	(30%)	($6)	(12%)	$104	$90	$14	16%

NET CHARGE-OFFS (RECOVERIES):
Commercial	$7	($1)	$5	$4	($12)	$8	800%	$19	158%	$6	($13)	$19	146%
Commercial real estate	—	(21)	(3)	—	(1)	21	100	1	100	(21)	(8)	(13)	(163)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	7	(22)	2	4	(13)	29	132	20	154	(15)	(21)	6	29
Residential mortgages	4	3	4	8	6	1	33	(2)	(33)	7	13	(6)	(46)
Home equity loans	4	7	6	7	7	(3)	(43)	(3)	(43)	11	18	(7)	(39)
Home equity lines of credit	11	17	13	14	18	(6)	(35)	(7)	(39)	28	38	(10)	(26)
Home equity loans serviced by others[1]	2	5	5	8	9	(3)	(60)	(7)	(78)	7	21	(14)	(67)
Home equity lines of credit serviced by others[1]	1	2	1	1	2	(1)	(50)	(1)	(50)	3	5	(2)	(40)
Automobile	13	14	10	5	3	(1)	(7)	10	333	27	6	21	350
Student	12	7	13	11	12	5	71	—	—	19	21	(2)	(10)
Credit card	14	13	13	15	14	1	8	—	—	27	29	(2)	(7)
Other retail	10	8	13	15	10	2	25	—	—	18	25	(7)	(28)

Total retail	71	76	78	84	81	(5)	(7)	(10)	(12)	147	176	(29)	(16)

Total net charge-offs (recoveries)	$78	$54	$80	$88	$68	$24	44%	$10	15%	$132	$155	($23)	(15%)

[1]	Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q15 Change								2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15			2Q14			2015	2014	2014
						$		%	$		%			$		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES:
Commercial	0.10%	(0.02%)	0.06%	0.04%	(0.15%)	12	bps	—	25	bps	—	0.04%	(0.09%)	(13	) bps	—
Commercial real estate	(0.03)	(1.07)	(0.15)	0.06	(0.06)	104	bps	—	3	bps	—	(0.54)	(0.24)	30	bps	—
Leases	—	—	—	—	(0.03)	—	bps	—	3	bps	—	—	(0.01)	(1	) bps	—
Total commercial	0.07	(0.20)	0.02	0.04	(0.12)	27	bps	—	19	bps	—	(0.07)	(0.11)	(4	) bps	—
Residential mortgages	0.14	0.11	0.14	0.27	0.21	3	bps	—	(7	) bps	—	0.12	0.26	14	bps	—
Home equity loans	0.56	0.81	0.45	0.79	0.76	(25	) bps	—	(20	) bps	—	0.69	0.90	21	bps	—
Home equity lines of credit	0.29	0.46	0.34	0.36	0.45	(17	) bps	—	(16	) bps	—	0.37	0.49	12	bps	—
Home equity loans serviced by others[1]	0.70	1.49	1.67	2.43	2.51	(79	) bps	—	(181	) bps	—	1.10	2.92	182	bps	—
Home equity lines of credit serviced by others[1]	0.89	1.56	0.81	1.18	1.21	(67	) bps	—	(32	) bps	—	1.24	1.41	17	bps	—
Automobile	0.38	0.42	0.34	0.21	0.09	(4	) bps	—	29	bps	—	0.40	0.11	(29	) bps	—
Student	1.56	1.13	2.36	1.70	2.14	43	bps	—	(58	) bps	—	1.36	1.91	55	bps	—
Credit card	3.36	3.26	3.28	3.33	3.62	10	bps	—	(26	) bps	—	3.31	3.68	37	bps	—
Other retail	4.42	3.30	4.82	5.24	3.53	112	bps	—	89	bps	—	3.85	4.21	36	bps	—
Total retail	0.56	0.61	0.62	0.68	0.68	(5	) bps	—	(12	) bps	—	0.58	0.76	18	bps	—
Total loans and leases	0.33	0.23	0.35	0.38	0.31	10	bps	—	2	bps	—	0.28	0.36	8	bps	—
Memo: Average loans:
Commercial	$32,855	$31,911	$30,962	$30,186	$29,674	$944		3%	$3,181		11%	32,386	29,402	$2,984		10%
Commercial real estate	7,947	7,700	7,427	7,216	7,082	247		3	865		12	7,824	6,991	833		12
Leases	3,894	3,895	3,874	3,789	3,716	(1)		—	178		5	3,895	3,720	175		5

Total commercial	44,696	43,506	42,263	41,191	40,472	1,190		3	4,224		10	44,105	40,113	3,992		10
Residential mortgages	11,980	11,855	11,647	11,001	10,355	125		1	1,625		16	11,918	10,125	1,793		18
Home equity loans	3,138	3,332	3,527	3,743	4,015	(194)		(6)	(877)		(22)	3,234	4,123	(889)		(22)
Home equity lines of credit	15,084	15,310	15,490	15,572	15,563	(226)		(1)	(479)		(3)	15,196	15,573	(377)		(2)
Home equity loans serviced by others[1]	1,134	1,193	1,252	1,317	1,388	(59)		(5)	(254)		(18)	1,164	1,420	(256)		(18)
Home equity lines of credit serviced by others[1]	469	522	561	591	627	(53)		(10)	(158)		(25)	495	643	(148)		(23)
Automobile	13,484	12,933	12,403	11,438	10,528	551		4	2,956		28	13,210	10,087	3,123		31
Student	3,029	2,623	2,142	1,983	2,209	406		15	820		37	2,827	2,235	592		26
Credit card	1,606	1,637	1,663	1,661	1,647	(31)		(2)	(41)		(2)	1,621	1,639	(18)		(1)
Other retail	986	1,041	1,097	1,153	1,215	(55)		(5)	(229)		(19)	1,013	1,247	(234)		(19)

Total retail	50,910	50,446	49,782	48,459	47,547	464		1	3,363		7	50,678	47,092	3,586		8

Total loans and leases	$95,606	$93,952	$92,045	$89,650	$88,019	$1,654		2%	$7,587		9%	$94,783	$87,205	$7,578		9%

[1]	Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
SUMMARY OF CHANGES IN THE COMPONENTS						2Q15 Change						2015 Change
OF THE ALLOWANCE FOR CREDIT LOSSES	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
						$	%	$	%			$	%
Allowance for loan and lease losses - beginning	$1,202	$1,195	$1,201	$1,210	$1,259	$7	1%	($57)	(5%)	$1,195	$1,221	($26)	(2%)
Charge-offs:
Commercial	15	6	13	16	8	9	150	7	88	21	14	7	50
Retail	106	109	106	113	109	(3)	(3)	(3)	(3)	215	231	(16)	(7)

Total charge-offs	121	115	119	129	117	6	5	4	3	236	245	(9)	(4)
Recoveries:
Commercial	8	28	11	12	21	(20)	(71)	(13)	(62)	36	35	1	3
Retail	35	33	28	29	28	2	6	7	25	68	55	13	24

Total recoveries	43	61	39	41	49	(18)	(30)	(6)	(12)	104	90	14	16

Net charge-offs	78	54	80	88	68	24	44	10	15	132	155	(23)	(15)
Provision for loan and lease losses:
Commercial	(6)	12	4	38	(32)	(18)	(150)	26	81	6	(11)	17	155
Retail	83	51	70	41	51	32	63	32	63	134	155	(21)	(14)

Total provision for loan and lease losses	77	63	74	79	19	14	22	58	305	140	144	(4)	(3)
Sale/Other	—	(2)	—	—	—	2	100	—	—	(2)	—	(2)	—

Allowance for loan and lease losses - ending	$1,201	$1,202	$1,195	$1,201	$1,210	($1)	—%	($9)	(1%)	$1,201	$1,210	($9)	(1)

Reserve for unfunded lending commitments - beginning	$56	$61	$63	$65	$35	($5)	(8%)	$21	60%	$61	$39	$22	56%
Provision for unfunded lending commitments	—	(5)	(2)	(2)	30	5	100	(30)	(100)	(5)	26	(31)	(119)

Reserve for unfunded lending commitments - ending	56	56	61	63	65	—	—	(9)	(14)	56	65	(9)	(14)

Total allowance for credit losses - ending	$1,257	$1,258	$1,256	$1,264	$1,275	($1)	—%	($18)	(1%)	$1,257	$1,275	($18)	(1%)

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	AS OF					JUNE 30, 2015 CHANGE
	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2015		June 30, 2014
ALLOWANCE COMPONENTS						$	%	$	%
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$21	$35	$20	$14	$23	($14)	(40%)	($2)	(9%)
Formula-based evaluation	600	599	585	591	550	1	—	50	9

Total commercial	621	634	605	605	573	(13)	(2)	48	8
Individually evaluated	107	107	109	116	116	—	—	(9)	(8)
Formula-based evaluation	529	517	542	543	586	12	2	(57)	(10)

Total retail	636	624	651	659	702	12	2	(66)	(9)

Total allowance for credit losses	$1,257	$1,258	$1,256	$1,264	$1,275	($1)	—%	($18)	(1%)

CAPITAL AND RATIOS

(dollars in millions, except ratios)

	AS OF					JUNE 30, 2015 CHANGE				FOR THE SIX MONTHS ENDED JUNE 30,
	June 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,							2015 Change
CAPITAL AND RATIOS	2015	2015	2014	2014	2014	Mar 31, 2015		June 30, 2014		2015	2014	2014
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS[1] (preliminary)
CET1 capital[2]	$13,270	$13,360	$13,173	$13,330	$13,448	($90)	(1%)	($178)	(1%)
Tier 1 capital	13,517	13,360	13,173	13,330	13,448	157	1	69	1
Total capital	17,123	16,969	16,781	16,612	16,400	154	1	723	4
Risk-weighted assets	112,131	109,786	105,964	103,207	101,397	2,345	2	10,734	11
Adjusted average assets[3]	129,505	127,165	124,539	122,521	121,276	2,340	2	8,229	7
CET1 capital ratio[2]	11.8%	12.2%	12.4%	12.9%	13.3%
Tier 1 capital ratio	12.1	12.2	12.4	12.9	13.3
Total capital ratio	15.3	15.5	15.8	16.1	16.2
Tier 1 leverage ratio	10.4	10.5	10.6	10.9	11.1
Proforma Basel III fully phased-in common equity tier 1 capital ratio[4]	11.8	12.1	12.1	12.5	13.0
TANGIBLE COMMON EQUITY (period-end):
Stockholders’ common equity	$19,339	$19,564	$19,268	$19,383	$19,597	($225)	(1%)	($258)	(1%)	$19,339	$19,597	($258)	(1%)
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	4	5	6	6	7	(1)	(20)	(3)	(43)	4	7	(3)	(43)
Add: Deferred tax liabilities[5]	450	434	420	399	384	16	4	66	17	450	384	66	17

Total tangible common equity[6]	$12,909	$13,117	$12,806	$12,900	$13,098	($208)	(2%)	($189)	(1%)	$12,909	$13,098	($189)	(1%)

TANGIBLE COMMON EQUITY (average):
Stockholders’ common equity	$19,391	$19,407	$19,209	$19,411	$19,607	($16)	—%	($216)	(1%)	$19,399	$19,489	($90)	—%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	5	5	6	6	7	—	—	(2)	(29)	5	7	(2)	(29)
Add: Deferred tax liabilities[5]	437	422	403	384	369	15	4	68	18	430	360	70	19

Total tangible common equity[6]	$12,947	$12,948	$12,730	$12,913	$13,093	($1)	—%	($146)	(1%)	$12,948	$12,966	($18)	—%

INTANGIBLE ASSETS (period-end):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%	$6,876	$6,876	$—	—%
Trade Name	4	5	6	6	7	(1)	(20)	(3)	(43)	4	7	(3)	(43)

Total intangible assets	$6,880	$6,881	$6,882	$6,882	$6,883	($1)	—%	($3)	—%	$6,880	$6,883	($3)	—%

[1]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components starting with June 30, 2015 and March 31, 2015 are prepared using the Basel III standardized transitional approach. The capital ratios and associated components for periods December 31, 2014 and prior are prepared under the Basel I general capital rule.
[2]	CET1 capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
[3]	Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
[4]	Prior to Basel III becoming effective on January 1, 2015, this was a non-GAAP financial measure. For further information on this measure, refer to page 31.
[5]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.
[6]	These are non-GAAP financial measures. For further information on these measures, refer to page 30.

PER-SHARE RELATED INFORMATION

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q15 Change								2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15			2Q14			2015	2014	2014
						$		%	$		%			$		%
EARNINGS PER SHARE DATA
Basic earnings per share:
Net income	$190	$209	$197	$189	$313	($19)		(9%)	($123)		(39%)	$399	$479	($80)		(17%)
Less: Preferred stock dividends	—	—	—	—	—	—		—	—		—	—	—	—		—

Net income applicable to common stockholders	$190	$209	$197	$189	$313	($19)		(9%)	($123)		(39%)	$399	$479	($80)		(17)

Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$215	$215	$217	$202	$205	$—		—%	$10		5%	$430	$371	$59		16

Total weighted-average basic shares outstanding	537,729,248	546,291,363	546,810,009	559,998,324	559,998,324	(8,562,115)		(2)	(22,269,076)		(4)	541,986,653	559,998,324	(18,011,671)		(3)
Net income per share - basic	$0.35	$0.38	$0.36	$0.34	$0.56	($0.03)		(8%)	($0.21)		(38%)	$0.74	$0.86	($0.12)		(14%)
Net income per share, excluding restructuring charges and special items - basic[1]	$0.40	$0.39	$0.40	$0.36	$0.37	$0.01		3%	$0.03		8%	$0.79	$0.66	$0.13		20%
Diluted earnings per share:
Net income applicable to common stockholders	$190	$209	$197	$189	$313	($19)		(9)	($123)		(39)	$399	$479	($80)		(17)
Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$215	$215	$217	$202	$205	$—		—	$10		5	$430	$371	$59		16
Total weighted-average basic shares outstanding	537,729,248	546,291,363	546,810,009	559,998,324	559,998,324	(8,562,115)		(2)	(22,269,076)		(4)	541,986,653	559,998,324	(18,011,671)		(3)
Add: Share-based awards	2,180,118	3,507,354	3,866,289	245,423	—	(1,327,236)		(38)	2,180,118		—	2,817,615	—	2,817,615		—

Total weighted-average diluted shares outstanding	539,909,366	549,798,717	550,676,298	560,243,747	559,998,324	(9,889,351)		(2)	(20,088,958)		(4)	544,804,268	559,998,324	(15,194,056)		(3)
Net income per share - diluted	$0.35	$0.38	$0.36	$0.34	$0.56	($0.03)		(8%)	($0.21)		(38%)	$0.73	$0.86	($0.13)		(15%)
Net income per share, excluding restructuring charges and special items - diluted[1]	$0.40	$0.39	$0.39	$0.36	$0.37	$0.01		3%	$0.03		8%	$0.79	$0.66	$0.13		20%
COMMON SHARES OUTSTANDING
Common shares - at end of period	537,149,717	547,490,812	545,884,519	559,998,324	559,998,324	(10,341,095)		(2%)	(22,848,607)		(4%)	537,149,717	559,998,324	(22,848,607)		(4%)
Cash dividends declared and paid per share	$0.10	$0.10	$0.10	$0.68	$0.61	$—		—	($0.51)		(84)	$0.20	$0.66	($0.46)		(70)
Book value per share	$36.00	$35.73	$35.30	$34.61	$35.00	0.27		1	1.00		3	$36.00	$35.00	1.00		3
Tangible book value per share[1]	$24.03	$23.96	$23.46	$23.04	$23.39	0.07		—	0.64		3	$24.03	$23.39	0.64		3
Dividend payout ratio	28%	26%	28%	203%	110%	200	bps	—	(8,200	) bps	—	27%	77%	(5,000	) bps	—
SHARE PRICE
High	$28.71	$25.84	$25.60	$23.57	$—	$2.87		11%	NM		—%	$28.71	$—	NM		—%
Low	24.03	22.67	21.47	21.35	—	1.36		6	NM		—	22.67	—	NM		—
Close	27.31	24.13	24.86	23.42	—	3.18		13	NM		—	27.31	—	NM		—
Market Capitalization	14,670	13,211	13,571	13,115	—	1,459		11	NM		—	14,670	—	NM		—

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items)

(dollars in millions, except per-share data)

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses.

The non-GAAP measures set forth below include “total revenue”, “noninterest income”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense (benefit)”, “income tax expense (benefit)”, “net income (loss)”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “amortization of software”, “other operating expense”, “net income (loss) per average common share”, “return of average common equity” and “return on average total assets”. In addition, we present computations for “tangible book value per common share”, “return on average tangible common equity”, “return on average total tangible assets” and “efficiency ratio” as part of our non-GAAP measures. Additionally, “pro forma Basel III fully phased-in common equity tier 1 capital” computations for periods prior to 1Q15 are presented as part of our non-GAAP measures.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.

We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q15 Change								2015 Change
		2Q15	1Q15	4Q14	3Q14	2Q14	1Q15			2Q14			2015	2014	2014
							$		%	$		%			$		%
Noninterest income, excluding special items:
Noninterest income (GAAP)	A	$360	$347	$339	$341	$640	$13		4%	($280)		(44%)	$707	$998	($291)		(29%)
Less: Special items - Chicago gain		—	—	—	—	288	—		—	(288)		(100)	—	288	(288)		(100)

Noninterest income, excluding special items (non-GAAP)	B	$360	$347	$339	$341	$352	$13		4%	$8		2%	$707	$710	($3)		—%

Total revenue, excluding special items:
Total revenue (GAAP)	C	$1,200	$1,183	$1,179	$1,161	$1,473	$17		1%	($273)		(19%)	$2,383	$2,639	($256)		(10%)
Less: Special items - Chicago gain		—	—	—	—	288	—		—	(288)		(100)	—	288	(288)		(100)

Total revenue, excluding special items (non-GAAP)	D	$1,200	$1,183	$1,179	$1,161	$1,185	$17		1%	$15		1%	$2,383	$2,351	$32		1%

Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)	E	$841	$810	$824	$810	$948	$31		4%	($107)		(11%)	$1,651	$1,758	($107)		(6%)
Less: Restructuring charges and special items	LL	40	10	33	21	115	30		300	(75)		(65)	50	115	(65)		(57)

Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	$801	$800	$791	$789	$833	$1		—%	($32)		(4%)	$1,601	$1,643	($42)		(3%)

Net income, excluding restructuring charges and special items:
Net income (GAAP)	G	$190	$209	$197	$189	$313	($19)		(9%)	($123)		(39%)	$399	$479	($80)		(17%)
Add: Restructuring charges and special items, net of income tax expense (benefit)		25	6	20	13	(108)	19		317	133		123	31	(108)	139		129

Net income, excluding restructuring charges and special items (non-GAAP)	H	$215	$215	$217	$202	$205	$—		—%	$10		5%	$430	$371	$59		16%

Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,391	$19,407	$19,209	$19,411	$19,607	($16)		—%	($216)		(1%)	$19,399	$19,489	($90)		—%
Return on average common equity, excluding restructuring charges and special items (non-GAAP)	H/I	4.45%	4.49%	4.48%	4.14%	4.19%	(4	) bps	—	26	bps	—	4.47%	3.84%	63	bps	—

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q15 Change								2015 Change
		2Q15	1Q15	4Q14	3Q14	2Q14	1Q15			2Q14			2015	2014	2014
							$		%	$		%			$		%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,391	$19,407	$19,209	$19,411	$19,607	($16)		—%	($216)		(1%)	$19,399	$19,489	($90)		—%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		5	5	6	6	7	—		—	(2)		(29)	5	7	(2)		(29)
Add: Average deferred tax liabilities related to goodwill (GAAP)		437	422	403	384	369	15		4	68		18	430	360	70		19

Average tangible common equity (non-GAAP)	J	$12,947	$12,948	$12,730	$12,913	$13,093	($1)		—%	($146)		(1%)	$12,948	$12,966	($18)		—%

Return on average tangible common equity (non- GAAP)	G/J	5.90%	6.53%	6.12%	5.81%	9.59%	(63	) bps	—	(369	) bps	—	6.21%	7.45%	(124	) bps	—
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	H/J	6.67%	6.73%	6.76%	6.22%	6.28%	(6	) bps	—	39	bps	—	6.70%	5.77%	93	bps	—
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$135,521	$133,325	$130,671	$128,691	$127,148	$2,196		2%	$8,373		7%	$134,429	$125,535	$8,894		7%
Return on average total assets, excluding restructuring charges and special items (non- GAAP)	H/K	0.64%	0.65%	0.66%	0.62%	0.65%	(1	) bps		(1	) bps	—	0.65%	0.60%	5	bps	—
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$135,521	$133,325	$130,671	$128,691	$127,148	$2,196		2%	$8,373		7%	$134,429	$125,535	$8,894		7%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		5	5	6	6	7	—		—	(2)		(29)	5	7	(2)		(29)
Add: Average deferred tax liabilities related to goodwill (GAAP)		437	422	403	384	369	15		4	68		18	430	360	70		19

Average tangible assets (non-GAAP)	L	$129,077	$126,866	$124,192	$122,193	$120,634	$2,211		2%	$8,443		7%	$127,978	$119,012	$8,966		8%

Return on average total tangible assets (non-GAAP)	G/L	0.59%	0.67%	0.63%	0.61%	1.04%	(8	) bps	—	(45	) bps	—	0.63%	0.81%	(18	) bps	—
Return on average total tangible assets, excluding restructuring charges and special items (non- GAAP)	H/L	0.67%	0.69%	0.69%	0.66%	0.68%	(2	) bps	—	(1	) bps	—	0.68%	0.63%	5	bps	—
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Net interest income (GAAP)		$840	$836	$840	$820	$833	$4		—%	$7		1%	$1,676	$1,641	$35		2%
Add: Noninterest income (GAAP)		360	347	339	341	640	13		4	(280)		(44)	707	998	(291)		(29)

Total revenue (GAAP)	C	$1,200	$1,183	$1,179	$1,161	$1,473	$17		1%	($273)		(19%)	$2,383	$2,639	($256)		(10%)

Efficiency ratio (non-GAAP)	E/C	70.02%	68.49%	69.88%	69.84%	64.33%	153	bps	—	569	bps	—	69.27%	66.58%	269	bps	—
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	F/D	66.70%	67.65%	67.11%	68.02%	70.23%	(95	) bps	—	(353	) bps	—	67.17%	69.83%	(266	) bps	—
Tangible book value per common share:
Common shares - at end of period (GAAP)	M	537,149,717	547,490,812	545,884,519	559,998,324	559,998,324	(10,341,095)		(2)%	(22,848,607)		(4)%	537,149,717	559,998,324	(22,848,607)		(4%)
Stockholders’ equity (GAAP)		$19,339	$19,564	$19,268	$19,383	$19,597	($225)		(1)	($258)		(1)	$19,339	$19,597	($258)		(1)
Less: Goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Other intangible assets (GAAP)		4	5	6	6	7	(1)		(20)	(3)		(43)	4	7	(3)		(43)
Add: Deferred tax liabilities related to goodwill (GAAP)		450	434	420	399	384	16		4	66		17	450	384	66		17

Tangible common equity (non-GAAP)	N	$12,909	$13,117	$12,806	$12,900	$13,098	($208)		(2%)	($189)		(1%)	$12,909	$13,098	($189)		(1%)

Tangible book value per common share (non- GAAP)	N/M	$24.03	$23.96	$23.46	$23.04	$23.39	$0.07		—%	$0.64		3%	$24.03	$23.39	$0.64		3%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q15 Change						2015 Change
		2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
							$	%	$	%			$	%
Net income per average common share - basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP)	O	537,729,248	546,291,363	546,810,009	559,998,324	559,998,324	(8,562,115)	(2%)	(22,269,076)	(4%)	541,986,653	559,998,324	(18,011,671)	(3%)
Average common shares outstanding - diluted (GAAP)	P	539,909,366	549,798,717	550,676,298	560,243,747	559,998,324	(9,889,351)	(2)	(20,088,958)	(4)	544,804,268	559,998,324	(15,194,056)	(3)
Net income applicable to common stockholders (GAAP)	Q	$190	$209	$197	$189	$313	($19)	(9)	($123)	(39)	$399	$479	($80)	(17)
Net income per average common share - basic (GAAP)	Q/O	0.35	0.38	0.36	0.34	0.56	(0.03)	(8)	(0.21)	(38)	0.74	0.86	(0.12)	(14)
Net income per average common share - diluted (GAAP)	Q/P	0.35	0.38	0.36	0.34	0.56	(0.03)	(8)	(0.21)	(38)	0.73	0.86	(0.13)	(15)
Net income applicable to common stockholders, excluding restructuring charges and special items (non-GAAP)	R	215	215	217	202	205	—	—	10	5	430	371	59	16
Net income per average common share - basic, excluding restructuring charges and special items (non-GAAP)	R/O	0.40	0.39	0.40	0.36	0.37	0.01	3	0.03	8	0.79	0.66	0.13	20
Net income per average common share - diluted, excluding restructuring charges and special items (non-GAAP)	R/P	0.40	0.39	0.39	0.36	0.37	0.01	3	0.03	8	0.79	0.66	0.13	20
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 (regulatory)		$13,270	$13,360	$13,173	$13,330	$13,448
Less: Change in DTA and other threshold deductions (GAAP)		3	3	(6)	(5)	(7)

Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)	S	$13,267	$13,357	$13,179	$13,335	$13,455

Risk-weighted assets (regulatory general risk weight approach)		112,131	109,786	105,964	103,207	101,397
Add: Net change in credit and other risk-weighted assets (regulatory)		247	242	2,882	3,207	2,383

Basel III standardized approach risk-weighted assets (non-GAAP)	T	$112,378	$110,028	$108,846	$106,414	$103,780

Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)[1]	S/T	11.8%	12.1%	12.1%	12.5%	13.0%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)	U	$411	$419	$397	$409	$467	($8)	(2%)	($56)	(12%)	$830	$872	($42)	(5%)
Less: Restructuring charges and special items		6	(1)	1	—	43	7	700	(37)	(86)	5	43	(38)	(88)

Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)	V	$405	$420	$396	$409	$424	($15)	(4%)	($19)	(4%)	$825	$829	($4)	—%

Outside services, excluding restructuring charges and special items:
Outside services (GAAP)	W	$99	$79	$106	$106	$125	$20	25%	($26)	(21%)	$178	$208	($30)	(14%)
Less: Restructuring charges and special items		16	8	18	19	41	8	100	(25)	(61)	24	41	(17)	(41)

Outside services, excluding restructuring charges and special items (non-GAAP)	X	$83	$71	$88	$87	$84	$12	17%	($1)	(1%)	$154	$167	($13)	(8%)

Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)	Y	$90	$80	$81	$77	$87	$10	13%	$3	3%	$170	$168	$2	1%
Less: Restructuring charges and special items		15	2	5	2	9	13	650	6	67	17	9	8	89

Occupancy, excluding restructuring charges and special items (non-GAAP)	Z	$75	$78	$76	$75	$78	($3)	(4%)	($3)	(4%)	$153	$159	($6)	(4%)

[1]	Periods prior to 1Q15 reported on a Basel I basis. Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2018, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q15 Change						2015 Change
		2Q15	1Q15	4Q14	3Q14	2Q14	1Q15		2Q14		2015	2014	2014
							$	%	$	%			$	%
Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)	AA	$65	$63	$63	$58	$65	$2	3%	$—	—%	$128	$129	($1)	(1%)
Less: Restructuring charges and special items		—	1	1	—	3	(1)	(100)	(3)	(100)	1	3	(2)	(67)

Equipment expense, excluding restructuring charges and special items (non-GAAP)	BB	$65	$62	$62	$58	$62	$3	5%	$3	5%	$127	$126	$1	1%

Amortization of software, excluding restructuring charges and special items:
Amortization of software	CC	$37	$36	$43	$38	$33	$1	3%	$4	12%	$73	$64	$9	14%
Less: Restructuring charges and special items		—	—	6	—	—	—	—	—	—	—	—	—	—

Amortization of software, excluding restructuring charges and special items (non- GAAP)	DD	$37	$36	$37	$38	$33	$1	3%	$4	12%	$73	$64	$9	14%

Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)	EE	$139	$133	$134	$122	$171	$6	5%	($32)	(19%)	$272	$317	($45)	(14%)
Less: Restructuring charges and special items		3	—	2	—	19	3	—	(16)	(84)	3	19	(16)	(84)

Other operating expense, excluding restructuring charges and special items (non- GAAP)	FF	$136	$133	$132	$122	$152	$3	2%	($16)	(11%)	$269	$298	($29)	(10%)

Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)	D	$1,200	$1,183	$1,179	$1,161	$1,185	$17	1%	$15	1%	$2,383	$2,351	$32	1%
Less: Noninterest expense, excluding restructuring charges and special items (non- GAAP)	F	801	800	791	789	833	1	—	(32)	(4)	1,601	1,643	(42)	(3)

Pre-provision profit, excluding restructuring charges and special items (non-GAAP)	GG	$399	$383	$388	$372	$352	$16	4%	$47	13%	$782	$708	$74	10%

Income before income tax expense (benefit), excluding restructuring charges and special items:
Income before income tax expense (GAAP)	HH	$282	$315	$283	$274	$476	($33)	(10%)	($194)	(41%)	$597	$711	($114)	(16%)
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)		(40)	(10)	(33)	(21)	173	(30)	(300)	(213)	(123)	(50)	173	(223)	(129)

Income before income tax expense, excluding restructuring charges and special items (non-GAAP)	II	$322	$325	$316	$295	$303	($3)	(1%)	$19	6%	$647	$538	$109	20%

Income tax expense, excluding restructuring charges and special items:
Income tax expense (GAAP)	JJ	$92	$106	$86	$85	$163	($14)	(13%)	($71)	(44%)	$198	$232	($34)	(15%)
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)		(15)	(4)	(13)	(8)	65	(11)	(275)	(80)	(123)	(19)	65	(84)	(129)

Income tax expense, excluding restructuring charges and special items (non-GAAP)	KK	$107	$110	$99	$93	$98	($3)	(3%)	$9	9%	$217	$167	$50	30%

Restructuring charges and special expense items include:
Restructuring charges		$25	$1	$10	$1	$103	$24	2,400%	($78)	(76%)	26	103	(77)	(75%)
Special items		15	9	23	20	12	6	67	3	25	24	12	12	100

Restructuring charges and special expense items	LL	$40	$10	$33	$21	$115	$30	300%	($75)	(65%)	$50	$115	($65)	(57%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(dollars in millions)

		Three Months Ended June 30,				Three Months Ended March 31,				Three Months Ended December 31,
		2015				2015				2014
		Consumer	Commercial			Consumer	Commercial			Consumer	Commercial
		Banking	Banking	Other	Consolidated	Banking	Banking	Other	Consolidated	Banking	Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$66	$135	($11)	$190	$61	$147	$1	$209	$52	$140	$5	$197
Return on average tangible common equity
Average common equity (GAAP)	B	$4,681	$4,625	$10,085	$19,391	$4,649	$4,526	$10,232	$19,407	$4,756	$4,334	$10,119	$19,209
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	5	5	—	—	6	6
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	437	437	—	—	422	422	—	—	403	403

Average tangible common equity (non-GAAP)	C	$4,681	$4,625	$3,641	$12,947	$4,649	$4,526	$3,773	$12,948	$4,756	$4,334	$3,640	$12,730

Return on average tangible common equity (non-GAAP)	A/C	5.66%	11.69%	NM	5.90%	5.30%	13.15%	NM	6.53%	4.30%	12.76%	NM	6.12%
Return on average total tangible assets
Average total assets (GAAP)	D	$52,489	$42,617	$40,415	$135,521	$51,602	$41,606	$40,117	$133,325	$50,546	$40,061	$40,064	$130,671
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	5	5	—	—	6	6
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	437	437	—	—	422	422	—	—	403	403

Average tangible assets (non-GAAP)	E	$52,489	$42,617	$33,971	$129,077	$51,602	$41,606	$33,658	$126,866	$50,546	$40,061	$33,585	$124,192

Return on average total tangible assets (non-GAAP)	A/E	0.51%	1.27%	NM	0.59%	0.48%	1.43%	NM	0.67%	0.40%	1.38%	NM	0.63%
Efficiency ratio
Noninterest expense (GAAP)	F	$613	$181	$47	$841	$596	$173	$41	$810	$611	$180	$33	$824
Net interest income (GAAP)		544	286	10	840	533	276	27	836	536	283	21	840
Noninterest income (GAAP)		230	108	22	360	219	100	28	347	218	111	10	339

Total revenue	G	$774	$394	$32	$1,200	$752	$376	$55	$1,183	$754	$394	$31	$1,179

Efficiency ratio (non-GAAP)	F/G	79.25%	46.07%	NM	70.02%	79.25%	46.01%	NM	68.49%	81.09%	45.48%	NM	69.88%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		Three Months Ended September 30,				Three Months Ended June 30,
		2014				2014
		Consumer	Commercial			Consumer	Commercial
		Banking	Banking	Other	Consolidated	Banking	Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$54	$139	($4)	$189	$44	$141	$128	$313
Return on average tangible common equity
Average common equity (GAAP)	B	$4,685	$4,205	$10,521	$19,411	$4,640	$4,129	$10,838	$19,607
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	6	6	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	384	384	—	—	369	369

Average tangible common equity (non-GAAP)	C	$4,685	$4,205	$4,023	$12,913	$4,640	$4,129	$4,324	$13,093

Return on average tangible common equity (non-GAAP)	A/C	4.57%	13.10%	NM	5.81%	3.87%	13.78%	NM	9.59%
Return on average total tangible assets
Average total assets (GAAP)	D	$49,012	$38,854	$40,825	$128,691	$48,556	$38,022	$40,570	$127,148
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	6	6	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	384	384	—	—	369	369

Average tangible assets (non-GAAP)	E	$49,012	$38,854	$34,327	$122,193	$48,556	$38,022	$34,056	$120,634

Return on average total tangible assets (non-GAAP)	A/E	0.44%	1.42%	NM	0.61%	0.37%	1.50%	NM	1.04%
Efficiency ratio
Noninterest expense (GAAP)	F	$609	$162	$39	$810	$655	$157	$136	$948
Net interest income (GAAP)		532	270	18	820	546	264	23	833
Noninterest income (GAAP)		226	104	11	341	236	107	297	640

Total revenue	G	$758	$374	$29	$1,161	$782	$371	$320	$1,473

Efficiency ratio (non-GAAP)	F/G	80.42%	43.35%	NM	69.84%	83.61%	42.36%	NM	64.33%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		FOR THE SIX MONTHS ENDED JUNE 30,
		2015				2014
		Consumer	Commercial			Consumer	Commercial
		Banking	Banking	Other	Consolidated	Banking	Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$127	$282	($10)	$399	$76	$282	$121	$479
Return on average tangible common equity
Average common equity (GAAP)	B	$4,665	$4,576	$10,158	$19,399	$4,609	$4,076	$10,804	$19,489
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	430	430	—	—	360	360

Average tangible common equity (non-GAAP)	C	$4,665	$4,576	$3,707	$12,948	$4,609	$4,076	$4,281	$12,966

Return on average tangible common equity (non-GAAP)	A/C	5.48%	12.41%	NM	6.21%	3.35%	13.97%	NM	7.45%
Return on average total tangible assets
Average total assets (GAAP)	D	$52,048	$42,114	$40,267	$134,429	$48,085	$37,491	$39,959	$125,535
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	430	430	—	—	360	360

Average tangible assets (non-GAAP)	E	$52,048	$42,114	$33,816	$127,978	$48,085	$37,491	$33,436	$119,012

Return on average total tangible assets (non-GAAP)	A/E	0.49%	1.35%	NM	0.63%	0.32%	1.52%	NM	0.81%
Efficiency ratio
Noninterest expense (GAAP)	F	$1,209	$354	$88	$1,651	$1,293	$310	$155	$1,758
Net interest income (GAAP)		1,077	562	37	1,676	1,083	520	38	1,641
Noninterest income (GAAP)		449	208	50	707	455	214	329	998

Total revenue	G	$1,526	$770	$87	$2,383	$1,538	$734	$367	$2,639

Efficiency ratio (non-GAAP)	F/G	79.25%	46.04%	NM	69.27%	84.00%	42.25%	NM	66.58%

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

•	negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;

•	the rate of growth in the economy and employment levels, as well as general business and economic conditions;

•	our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;

•	our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;

•	liabilities resulting from litigation and regulatory investigations;

•	our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

•	the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;

•	changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;

•	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

•	financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

•	a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;

•	management’s ability to identify and manage these and other risks; and

•	any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (RBS Group).

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. In addition, the timing and manner of the sale of RBS Group’s remaining ownership of our common stock remains uncertain, and we have no control over the manner in which RBS Group may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.

More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on March 3, 2015.